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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2004

                               GA FINANCIAL, INC.
                               ------------------
             (Exact name of Registrant as specified in its Charter)

 Delaware                     1-14154                 25-1780835
---------                     -------                 ----------
(State or other)          (Commission File           (IRS Employer
jurisdiction of               Number)              Identification No.)
incorporation)



4750 Clairton Boulevard, Pittsburgh, Pennsylvania     15236
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (412) 882-9946
                                                      --------------





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ITEM 7.    FINANCIAL STATEMENTS AND OTHER EXHIBITS
           ---------------------------------------

      Exhibit 99.1   Press Release Dated January 30, 2004

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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      On January 30, 2004, GA Financial,  Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The press release announcing the financial results for the quarter and year ended December 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GA FINANCIAL, INC.


Date: February 2, 2004        By:/s/ James V. Dionise
                                 -----------------------------------------------
                                 James V. Dionise
                                 Chief Financial Officer and Corporate Secretary